UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         January 26, 2021

LAS VEGAS SANDS CORP.
(Exact name of registrant as specified in its charter)
Nevada
(State or other jurisdiction of incorporation)
001-32373		27-0099920
(Commission File Number)		(IRS Employer Identification No.)

3355 Las Vegas Boulevard South
Las Vegas,	Nevada	89109
(Address of principal executive offices)		(Zip Code)
(702) 414-1000
(Registrant's Telephone Number, Including Area Code)

NOT APPLICABLE
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.001 par value)	LVS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.			☐

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 26, 2021, Las Vegas Sands Corp. (the “Company”) announced that the Company’s Board of Directors (the “Board”) has appointed Robert G. Goldstein as Chairman and Chief Executive Officer, Patrick Dumont as President and Chief Operating Officer and Randy Hyzak as Executive Vice President and Chief Financial Officer, all effective immediately. Mr. Goldstein had been appointed Acting Chairman and Acting Chief Executive Officer on January 7, 2021, when Chairman and Chief Executive Officer, Sheldon G. Adelson, took a medical leave of absence. Mr. Goldstein has been the Company’s President and Chief Operating Officer and a member of the Board since 2015 and has held a variety of senior leadership positions since joining the Company in 1995. Mr. Dumont has been the Company’s Executive Vice President and Chief Financial Officer since March 2016 and a member of the Board since April 2017 and was the Company’s Senior Vice President, Finance and Strategy from September 2013 through March 2016. Mr. Dumont joined the Company in 2010. Mr. Hyzak has been the Company’s Senior Vice President and Chief Accounting Officer since joining the Company in March 2016.

No compensation decisions in connection with these promotions have been made.

ITEM 7.01.	Regulation FD Disclosure.

On January 26, 2021, the Company issued a press release announcing its new executive leadership team. The Company’s press release is furnished hereto as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

ITEM 8.01.	Other Events.

On January 27, 2021 Hong Kong time (January 26, 2021 U.S. time), Sands China Ltd. (“SCL”), a majority owned subsidiary of the Company announced the appointment of Robert G. Goldstein as Chairman, Chief Executive Officer and Chairman of the Nomination Committee.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits
99.1	Las Vegas Sands Corp. Press Release, dated January 26, 2021
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 26, 2021

LAS VEGAS SANDS CORP.
By:	/S/ D. ZACHARY HUDSON
Name: D. Zachary Hudson Title: Executive Vice President, Global General Counsel and Secretary